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                                                                   EXHIBIT 10.15

                                 AMERALIA, INC.
                             2001 STOCK OPTION PLAN


         1. Purpose; Restrictions on Amount Available Under the Plan. The AmerAlia, Inc. 2001 Stock Option Plan (the "Plan") is intended to encourage stock ownership by employees, consultants officers, and directors (who are also employees or officers) of AmerAlia, Inc. ("AmerAlia"), its divisions and Subsidiary Corporations, so that they may acquire or increase their proprietary interest in AmerAlia, and to encourage such employees, consultants, officers and directors to remain in the employment of or associated with AmerAlia and to put forth maximum efforts for the success of AmerAlia and its business. It is further intended that options granted by the Committee pursuant to Section 6 of this Plan shall constitute "incentive stock options" ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code, and the regulations issued thereunder, and options granted by the Committee pursuant to
Section 7 of this Plan shall constitute "non-qualified stock options" ("Non-qualified Stock Options").

         2. Definitions. As used in this Plan, the following words and phrases shall have the meanings indicated:

                  (a) "Disability" shall mean an Optionee's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months.

                  (b) "Employer Corporation" is the entity which employs the person granted options under this Plan.

                  (c) "Fair Market Value"means, as of any date, the value of a share of AmerAlia's common stock determined as follows:

                      (i) if such common stock is then quoted on the Nasdaq National Market, its average closing price on the Nasdaq National Market for the twenty trading days preceding the date of determination as reported in The Wall Street Journal;

                      (ii) if such common stock is publicly traded and is then listed on a national securities exchange, its average closing price for the twenty trading days preceding the date of determination on the principal national securities exchange on which the common stock is listed or admitted to trading as reported in The Wall Street Journal;

                      (iii) if such common stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing prices for the twenty trading days preceding the date of determination as reported in The Wall Street Journal or if not reported in The Wall Street Journal, in another source for stock price quotations selected by the Committee in its sole discretion; or



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                      (iv) if none of the foregoing is applicable, by the
Committee in good faith.

                  (d) "Internal Revenue Code" shall mean the United States Internal Revenue Code of 1986, as amended from time to time (codified at Title 26 of the United States Code), and any successor legislation.

                  (e) "Parent Corporation" shall mean any corporation (other than the Employer Corporation) in an unbroken chain of corporations ending with the Employer Corporation if, at the time of granting an Option, each of AmerAlias other than the Employer Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  (f) "Subsidiary Corporation" shall mean any corporation (other than the Employer Corporation) in an unbroken chain of corporations beginning with the Employer Corporation if, at the time of granting an Option, each of AmerAlias other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3.       Administration.

                  (a) The Plan shall be administered by the Compensation Committee (the "Committee"), consisting of not less than two members of the Board of Directors of AmerAlia (the "Board") or alternatively, in the absence of a designated and qualified committee, the entire Board shall serve as the Committee.

                  (b) The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including (without limitation): the authority to grant Options; to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Non-qualified Stock Options; to determine the purchase price of the shares of Common Stock covered by each Option (the "Option Price"); to determine the persons to whom, and the time or times at which, Options shall be granted; to determine the number of shares to be covered by each Option; to determine Fair Market Value per share; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option Agreements (which need not be identical) entered into in connection with Options granted under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

                  (c) The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove



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one or more Committee members and substitute others. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by not less than a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. The secretary need not be a member of the Committee or a member of the Board.

                  (d) No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

         4.       Eligibility.

                  (a) Subject to certain limitations hereinafter set forth, Options may be granted to employees, consultants, officers, and directors (who are also employees or officers) of AmerAlia or its present or future divisions and Subsidiary Corporations, provided such persons meet minimum requirements, if any, as may be established by the Committee, in its discretion. In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of AmerAlia and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan. A person to whom an Option has been granted hereunder is sometimes referred to herein as an "Optionee."

                  (b) An Optionee shall be eligible to receive more than one grant of an Option during the term of the Plan, but only on the terms and subject to the restrictions hereinafter set forth.

         5.       Stock.

                  (a) The stock subject to Options hereunder shall be shares of AmerAlia's common stock, $.01 par value per share ("Common Stock"). Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or that may be reacquired by AmerAlia. The aggregate number of shares of Common Stock as to which Options may be granted from time to time under the Plan shall not exceed 1,000,000. The limitations established by the preceding sentences shall be subject to adjustment as provided in Section 8(i) hereof.

                  (b) In the event that any outstanding Option under the Plan for any reason expires or is terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option (unless the Plan shall have been terminated) shall become available for subsequent grants of options under the Plan.



         6.       Incentive Stock Options.




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                  (a) Options granted pursuant to this Section 6 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 8 hereof. Consultants who are not employees of AmerAlia shall not be entitled to receive Incentive Stock Options.

                  (b) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock, with respect to which Incentive Stock Options granted under this and any other plan of AmerAlia or any Parent Corporation or Subsidiary Corporation are exercisable for the first time by an Optionee during any calendar year, may not exceed the amount set forth in Section 422(d) of the Internal Revenue Code.

                  (c) Incentive Stock Options granted under this Plan are intended to satisfy all requirements for incentive stock options under the Internal Revenue Code and the Treasury Regulations thereunder and, notwithstanding any other provision of this Plan, the Plan and all Incentive Stock Options granted under it shall be so construed, and all contrary provisions shall be so limited in scope and effect and, to the extent they cannot be so limited, they shall be void.

         7.       Non-qualified Stock Options. Options granted pursuant to this
Section 7 are intended to constitute Non-qualified Stock Options and shall be subject only to the general terms and conditions specified in Section 8 hereof.

         8. Terms and Conditions of Options. Each Option granted pursuant to the Plan shall be evidenced by a written Option Agreement between AmerAlia and the Optionee, which agreement shall comply with and be subject to the following terms and conditions:

                  (a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

                  (b) Type of Option. Each Option Agreement shall specifically identify the portion, if any, of the Option which constitutes an Incentive Stock Option and the portion, if any, which constitutes a Non-qualified Stock Option.

                  (c) Option Price. (i) Each Option Agreement shall state the Option Price, which (except as otherwise set forth in paragraphs 8(c)(ii) hereof) shall be not less than the Fair Market Value per share on the date of grant of the Option.

                      (ii) Any Incentive Stock Option granted under the Plan to a person owning more than ten percent of the total combined voting power of the Common Stock shall be at a price of not less than 110% of the Fair Market Value per share on the date of grant of the Option.

                      (iii) The Option Price shall be subject to adjustment as provided in Section 8(i) hereof.



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                      (iv) The date on which the Committee adopts a resolution
expressly granting an Option shall be considered the day on which such Option is granted.

                  (d) Term of Options. (i) Options shall be exercisable over the exercise period as and at the times the Committee, in its sole discretion, may determine, as reflected in the Option Agreement, provided however, the exercise period does not exceed five years from the date of grant of the Option.

                      (ii) The Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate.

                      (iii) The exercise period shall be subject to earlier termination as provided in Sections 8(f) and 8(g) hereof, and furthermore, shall be terminated upon surrender of the Option by the holder thereof if such surrender has been authorized in advance by the Committee.

                  (e) Method of Exercise and Medium and Time of Payment.

                      (i) An Option may be exercised as to any or all full shares of Common Stock as to which the Option has become exercisable, provided however, that an Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100).

                      (ii) Each exercise of an Option granted hereunder, whether in whole or in part, shall be by written notice to the Secretary of AmerAlia designating the number of shares as to which the Option is exercised, and shall be accompanied by payment in full of the Option Price (in cash or shares) for the number of shares so designated, together with any written statements or investment letter required by any applicable securities laws.

                      (iii) The Option Price shall be paid in cash, in shares of Common Stock having a Fair Market Value as determined by the Board of Directors equal to such Option Price or in a combination of cash and shares of the Common Stock, and (subject to approval of the Board of Directors) may be effected in whole or in part (A) with monies received from AmerAlia at the time of exercise as a compensatory cash payment, or (B) with monies borrowed from AmerAlia pursuant to repayment terms and conditions as shall be determined from time to time by the Committee, in its discretion, separately with respect to each exercise of Options and each Optionee, provided however, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall be permitted by and be in compliance with applicable law.

                      (iv) The Board of Directors shall have the sole and absolute discretion to determine whether or not property other than cash or shares of Common Stock may be used to purchase the shares of Common Stock hereunder and, if so, to determine the value of the property received.



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                  (f) Termination. Except as provided in this Section 8(f) and in Section 8(g) hereof, an Option may not be exercised unless the Optionee is then an employee or consultant or officer or a director (who is also an employee of officer) to AmerAlia or a division or Subsidiary Corporation thereof (or a corporation or a Parent or Subsidiary Corporation of such corporation issuing or assuming the option in a transaction to which Section 424(a) of the Internal Revenue Code applies), and unless the Optionee has remained continuously as such an employee or consultant or officer or director to AmerAlia since the date of grant of the Option.

                      (i) If the Optionee ceases to be an employee or consultant or officer or director (who is also an employee or officer) to AmerAlia, its divisions or Subsidiary Corporations (other than by reason of death, Disability or retirement or termination for "Cause," as Cause may be defined in any applicable agreement or in the good faith determination of the Board of Directors), all Options of such Optionee that are exercisable at the time of such cessation may, unless earlier terminated in accordance with their terms, be exercised within three months after such cessation, provided however, that if the employment or consulting relationship of an Optionee shall terminate all Options theretofore granted to such Optionee shall, to the extent not theretofore exercised, terminate immediately upon such termination or removal.

                      (ii) Nothing in the Plan or in any Option granted pursuant hereto shall confer upon an individual any right to continue in the employment of AmerAlia or any of its divisions or Subsidiary Corporations or interfere in any way with the right of AmerAlia or its shareholders or any such division or Subsidiary Corporation to terminate such employment or other relationship between the individual and AmerAlia or any of its divisions and subsidiary corporations.

                  (g) Death, Disability or Retirement of Optionee. If an Optionee shall die while employed by, or a consultant to, AmerAlia or a Subsidiary Corporation thereof, or within three months after the termination of such Optionee's employment or consulting relationship, other than termination for Cause, or if the Optionee's employment or consulting relationship, shall terminate by reason of Disability or retirement, all Options theretofore granted to such Optionee (whether or not otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or Disability of the Optionee, at any time within one year after the date of death, Disability or retirement of the Optionee.

                  (h) Nontransferability. (i) Options granted under the Plan shall not be transferable other than by will or by the laws of descent, and Options may be exercised, during the lifetime of the Optionee, only by the Optionee and thereafter only by his legal representative.

                      (ii) Any attempted sale, pledge, assignment, hypothecation or other transfer of an option contrary to the provisions hereof and the levy of any execution, attachment or similar process upon an Option shall be null and void and without force or effect and shall result in automatic termination of the Option.



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                      (iii) (A) As a condition to the transfer of any shares of
Common Stock issued upon exercise of an Option granted under this Plan, AmerAlia may require an opinion of counsel, satisfactory to AmerAlia, to the effect that such transfer will not be in violation of the Securities Act of 1933 or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws. (B) Further, AmerAlia shall be authorized to refrain from delivering or transferring shares of Common Stock issued under this Plan until the Board of Directors determines that such delivery or transfer will not violate applicable securities laws and the Optionee has tendered to AmerAlia any federal, state or local tax owed by the Optionee as a result of exercising the Option, or disposing of any Common Stock, when AmerAlia has a legal liability to satisfy such tax. (C) AmerAlia shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or any registration requirements under the Securities Act of 1933, the Securities Exchange Act of 1934, or under any other state or federal law, rule or regulation. (D) AmerAlia is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Common Stock under applicable securities laws or to perfect any exemption from such registration or qualification. (E) Furthermore, AmerAlia will have no liability to any Optionee for refusing to deliver or transfer shares of Common Stock if such refusal is based upon the foregoing provisions of this Paragraph.

                  (i) Effect of Certain Changes.

                      (i) If there is any change in the number of shares of Common Stock through the declaration of stock dividends, or through recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of Common Stock available for Options, the number of such shares covered by outstanding Options, and the price per share of such Options, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock, provided however, that any fractional shares resulting from such adjustment shall be eliminated.

                      (ii) In the event of the proposed dissolution or liquidation of AmerAlia, in the event of any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or in the event of a merger or consolidation of AmerAlia with another corporation, the Committee may (but is not obligated to) provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, or corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, merger or consolidation; or the Committee may provide, in the alternative, that each Option granted under the Plan shall terminate as of a date to be fixed by the Committee; provided, however, that not less than 30 days' written notice of the date so fixed shall be given to each Optionee, who shall have the right, during the period of 30 days preceding such termination, to exercise the Options as to all or any part of the shares of Common Stock covered thereby. In such case the Committee may (but is not obligated to) provide that Options not otherwise exercisable may be exercised in such circumstances.


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                      (iii) Paragraph (ii) of this Section 8(i) shall not apply
to a merger or consolidation in which AmerAlia is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into AmerAlia in which AmerAlia is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of AmerAlia), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

                      (iv) In the event of a change in the Common Stock of AmerAlia as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

                      (v) To the extent that the foregoing adjustments relate to stock or securities of AmerAlia, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code.

                      (vi) Except as previously expressly provided in this
Section 8(i), this Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by AmerAlia of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of AmerAlia to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

                  (j) Rights as Shareholder - Non-Distributive Intent.

                      (i) Neither a person to whom an Option is granted, nor such person's legal representative, heir, legatee or distributee, shall be deemed to be the holder of, or to have any rights




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of a holder with respect to, any shares subject to such Option, until after the
Option is exercised and the shares are issued to the person exercising such Options.

                      (ii) Upon exercise of an Option at a time when there is no registration statement in effect under the Securities Act of 1933 relating to the shares issuable upon exercise and available for delivery of a prospectus meeting the requirements of Section 10(a)(3) of said Act, shares may be issued to the Optionee only if the Optionee represents and warrants in writing to AmerAlia that the shares purchased are being acquired for investment and not with a view to the distribution thereof.

                      (iii) No shares shall be issued upon the exercise of an Option unless and until there shall have been compliance with any then applicable requirements of the Securities and Exchange Commission, or any other regulatory agencies having jurisdiction over AmerAlia.

                      (iv) No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 8(i) hereof.

                  (k) Other Provisions. The Option Agreements authorized under the Plan shall contain such other provisions, including, without limitation, (i) the imposition of restrictions upon the exercise of an Option, and (ii) in the case of an Incentive Stock Option, the inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option, as the Committee shall deem advisable.

                  (l) Leave of Absence. The Committee shall be entitled to make such rules, regulations, and determinations as it deems appropriate under the Plan with respect to any leave of absence taken by the recipient of any Option awarded hereunder. Without limiting the generality of the foregoing, the Committee shall be entitled to determine:

                      (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan; and

                      (ii) the impact, if any, of any such leave of absence on awards under the Plan theretofore made to any recipient who takes such leave of absence.

                  (m) Non-Uniform Determinations. The Committee's determinations under the Plan (including, without limitation, determination of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards, and the agreements evidencing same) need not be uniform and may be made selectively among persons who receive, or who are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

         9. Agreement by Optionee Regarding Withholding Taxes. If the Committee shall so require, as a condition of exercise, each Optionee shall agree that:



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                  (a) No later than the date of exercise of any Option granted hereunder, the Optionee will pay to AmerAlia or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option;

                  (b) AmerAlia shall, to the extent permitted or required by law, have the right to deduct federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option from any payment of any kind otherwise due to the Optionee. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred; and

                  (c) AmerAlia shall not be obligated to advise any Optionee of the existence of any such tax or the amount which AmerAlia will be so required to withhold.

         10. Agreement by Optionee With Respect to Section 16. If the Optionee is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, the grant of this option shall not be effective until such person complies with the reporting requirements of
Section 16(a).

         11. Term of Plan. Options may be granted pursuant to the Plan from time to time within a period of ten years from the date the Plan is adopted by the Board, or the date the Plan is approved by the shareholders of AmerAlia, whichever is earlier.

         12.      Amendment and Termination of the Plan.

                  (a) (i) The Board at any time and from time to time may suspend, terminate, modify or amend the Plan;

                      (ii) provided, however, that any amendment that would: (A) materially increase the benefits accruing to participants under the Plan, or (B) increase the number of shares of Common Stock as to which Options may be granted under the Plan or (C) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of the holders of a majority of the shares of Common Stock of AmerAlia presented or represented, and entitled to vote at a duly constituted and held meeting of shareholders;

                      (iii) provided further that any such increase or modification that may result from adjustments authorized by Section 8(i) hereof shall not require such approval.

                  (b) Except as provided in Section 8 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option previously granted, unless the written consent of the Optionee is obtained.

         13. Approval of Shareholders. The Plan shall take effect upon its adoption by the Board but shall be subject to the approval of the holders of the shares of Common Stock of AmerAlia



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present or represented and entitled to vote at a duly constituted and held meeting of shareholders, which approval must occur within 12 months after the date the Plan is adopted by the Board. If the shareholders do not approve this plan within the 12 month period set forth in the preceding sentence, all Incentive Stock Options granted hereunder will be converted to Non-Qualified Stock Options and the Committee will not be able to issue Incentive Stock Options thereafter.

         14. Assumption. The terms and conditions of any outstanding Options granted pursuant to this Plan shall be assumed by, be binding upon and inure to the benefit of any successor corporation to AmerAlia and shall continue to be governed by, to the extent applicable, the terms and conditions of this Plan. Such successor corporation shall not otherwise be obligated to assume this Plan.

         15. Termination of Right of Action. Every right of action arising out of or in connection with the Plan by or on behalf of AmerAlia or of any Subsidiary, or by any shareholder of AmerAlia or of any Subsidiary against any past, present or future member of the Board, or against any employee, or by an employee (past, present or future) against AmerAlia or any Subsidiary, will, irrespective of the place where an action may be brought and irrespective of the place of residence of any such shareholder or employee, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have risen.

         16. Tax Litigation. AmerAlia shall have the right, but not the obligation, to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue which is related to the Plan and which the Board believes to be important to holders of Options issued under the Plan and to conduct any such contest or any litigation arising therefrom to a final decision.

         17.      Adoption.

                  (a) This Plan was approved by the Board of Directors of AmerAlia at a meeting on April 16, 2001.

                  (b) This Plan was approved by the shareholders of AmerAlia at a meeting on June 21, 2001.



                                            AmerAlia, Inc.

Seal


ATTEST:                                     By:
                                               ---------------------------------
                                               Bill H. Gunn, President


---------------------------------
Robert C.J. van Mourik, Secretary



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